UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014 (February 13, 2014)

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Compensation Committee (the “Committee”) of the Board of Directors (“the “Board’) of Simon Property Group, Inc., (“we”, “us”, or the” Company”)  approved, and recommended to the Board for approval, an amendment (the “Amendment”) to the Simon Property Group, L.P Amended and Restated 1998 Stock Incentive Plan (the “Plan”).  On February 13, 2014 the Board approved the Amendment.  The Amendment removes the language from the Plan which would permit the Committee to make non-performance based grants of performance, or LTIP, units, and the Committee will not make any such grants without shareholder approval of an amendment to the Plan which specifically authorizes such grants. The Amendment also provides that grants of performance units must be based on the attainment of specified performance goals over a performance cycle, and consequently, deletes a requirement that performance units based solely on completion of a period of service must have a minimum period of service of thirty-six (36) months. In addition, the Amendment provides that the maximum amount of shares that may be subject to awards granted to any participant during a calendar year shall not exceed 600,000.

In view of this Amendment and the modifications to the one-time award to the Company’s Chief Executive Officer, David Simon, of 1,000,000 long-term incentive performance units, as previously disclosed in our January 2, 2014 Form 8-K, the Company believes that the claims raised in the pending cases captioned LAMPERS, et al. v. Bergstein, et al., Del. Ch., C.A. No. 7764-CS and Shepherd v. Simon, et al., Del. Ch., C.A. No. 7902-CS are moot.  The Company has made a motion to dismiss the claims as moot, however there can be no assurance that these cases will be resolved or dismissed on that basis.

This summary of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Amended and Restated 1998 Stock Incentive Plan of Simon Property Group, L.P., dated as of February 13, 2014.*

* Represents a management contract, or compensatory plan, contract or arrangement required to be filed pursuant to Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 2014

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven K. Broadwater
Steven K. Broadwater
Senior Vice President and
Chief Accounting Officer